                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     COLORADO BUSINESS BANKSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                              April 19, 2000


Dear Fellow Shareholder:

     This year's Annual Meeting of Shareholders of Colorado Business Bankshares, Inc., a Colorado corporation (the "Company"), will be held at the Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202 on May 17, 2000 at 8:00 a.m., M.D.T. You are cordially invited to attend. The matters to be considered at the meeting are described in the attached Proxy Statement and Notice of Annual Meeting of Shareholders. The Company's Board of Directors recommends that you vote: (i) FOR the election of management's three nominees to serve as class II directors of the Company, (ii) FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, (iii) FOR the approval of the Employee Stock Purchase Plan, (iv) FOR the approval of the 1998 Plan to increase the number of shares of Common Stock that are authorized to be optioned and sold under the Plan from 225,000 to 425,000, and (v) AGAINST a proposal by a shareholder of the Company to eliminate the classes of the Board and to have all directors elected for one-year terms ending at the next Annual Meeting of Shareholders.

     To be certain that your shares are voted at the Annual Meeting, whether or not you plan to attend in person, you should sign, date and return the enclosed proxy as soon as possible. Your vote is important.

     At the Annual Meeting, I will review the Company's activities during the past year and its plans for the future. Shareholders will be given the opportunity to address questions to the Company's management. I hope you will be able to join us.

                                        Sincerely,

                                        /s/ Steven Bangert

                                        Steven Bangert
                                        Chairman of the Board and
                                        Chief Executive Officer

                      COLORADO BUSINESS BANKSHARES, INC.
                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                          to be held on May 17, 2000

TO THE SHAREHOLDERS OF COLORADO BUSINESS BANKSHARES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Colorado Business Bankshares, Inc., a Colorado corporation (the "Company"), will be held at 8:00 a.m., M.D.T., on May 17, 2000, at the Denver Marriott City Center,
1701 California Street, Denver, Colorado, for the following purposes:

     1. To elect three class II directors to hold office for a three-year term expiring on the Annual Meeting of Shareholders occurring in 2003 or until the election and qualification of their respective successors.

     2. The ratification of the selection of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     3.   To approve an Employee Stock Purchase Plan.

     4.   To approve an amendment to the 1998 Stock Incentive Plan;

     5. To consider a proposal by a shareholder of the Company to recommend that the Board of Directors take action to eliminate the classes of the Board of Directors and to have all directors elected for one-year terms and,

     6. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record as of the close of business on such date are entitled to notice of and to vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                         By Order of the Board of Directors,

                         /s/ Richard J. Dalton

                         Richard J. Dalton
                         Executive Vice President,
                         Chief Financial Officer And Secretary

Dated:  April 19, 2000


     SHAREHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO DATE AND SIGN

         THE ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE.

                      COLORADO BUSINESS BANKSHARES, INC.
                                PROXY STATEMENT

                                      For
                        ANNUAL MEETING OF SHAREHOLDERS
                          to be held on May 17, 2000


  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colorado Business Bankshares, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 17, 2000, at 8:00 a.m., local time, at the Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202, and at any adjournment thereof.

  A shareholder submitting the enclosed proxy may revoke it at any time before his or her vote is cast at the Annual Meeting by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or of a duly executed proxy or ballot bearing a later date. Shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted in the manner directed by the shareholder granting such proxy. If no direction is made, the shares represented by the proxy will be voted as recommended by the Board of Directors. This Proxy Statement and the accompanying form of proxy are being transmitted or delivered to holders of the Company's common stock ("Common Stock") beginning on or before April 19, 2000, together with the Company's 1999 Annual Report to Shareholders.

  Only shareholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. As of such date, there were 6,705,290 shares of Common Stock outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director or the ratification of the Company's independent accountants) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as not voted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. The Company's bylaws provide that the holders of not less than a majority of the shares entitled to vote at any meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

  All expenses in connection with the solicitation of proxies will be paid by the Company. The Company has not yet incurred any expenses related to this Proxy Statement, and any such expenses are expected to be minimal. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone calls or facsimile transmissions.

  The Company's principal executive offices are located at 821 17th Street, Denver, Colorado 80202.

                     ACTIONS TO BE TAKEN UNDER THE PROXIES


I.  ELECTION OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors, which is comprised of eight members. The Board of Directors is divided into three classes, and the members of each class are elected to serve a three-year term, with the terms of office of each class ending in successive years.

     The term of the class II directors expires at the Annual Meeting, and three class II directors will be elected at the Annual Meeting, each to hold office until the Annual Meeting to be held in the year 2003 or until his or her successor is elected and qualified, or until his or her earlier death, resignation or retirement. Steven Bangert, Noel N. Rothman and Timothy J. Travis are the incumbent class II directors, and each of them is being nominated for re-election at the Annual Meeting. The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Messrs. Bangert, Rothman and Travis unless otherwise directed. Each of Messrs. Bangert, Rothman and Travis has indicated a willingness to serve, but in case any of them is not a candidate at the Annual Meeting, which is not presently anticipated, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion. The terms of the incumbent class III and class I directors expire at the 2001 and 2002 Annual Meetings, respectively.

     The Board of Directors recommends a vote FOR the election of Messrs. Bangert, Rothman and Travis. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of Messrs. Bangert, Rothman and Travis.

     Information regarding the directors of the Company is set forth below:

                                                              Expiration
               Name                              Age          of Term
               ----                              ---          -------
               Steven Bangert (3)                43           2000
               Noel N. Rothman (1)               70           2000
               Timothy J. Travis (1)             55           2000
               Howard R. Ross (1) (2) (3)        73           2001
               Michael B. Burgamy (2)            54           2001
               Jonathan C. Lorenz (3)            48           2002
               Mark S. Kipnis (2)                52           2002
               Virginia K. Berkeley              47           2002
               _______________________


(1) Member of the Compensation Committee of the Board of Directors.
(2) Member of the Audit Committee of the Board of Directors.
(3) Member of the Executive Committee of the Board of Directors.


                      NOMINEES FOR TERMS EXPIRING IN 2000

  Steven Bangert has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since September 1994. He also serves as Chairman of the Board of Colorado Business Bank, N.A., a wholly-owned subsidiary of the Company (the "Bank") and a director of Colorado Business Leasing ("CBL"). From August 1992 to present, Mr. Bangert has served as President and a director of Western Capital Holdings, Inc. ("Western Capital"), formerly the bank holding company for River Valley Bank - Texas, located in McAllen, Texas. From March 1992 to July 1998, Mr. Bangert also served as Chairman of the Board of River Valley Bank - Texas, and, from April 1988 to July 1994, he served as Vice Chairman of the Board and Chief Executive Officer of River Valley Savings Bank - Illinois, a financial institution with locations in Chicago and Peoria, Illinois. From February 1994 to July 1998, Mr.

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Bangert served as a director and member of the Executive Committee of Lafayette
American Bank. He holds a B.S. degree in business administration from the University of Nebraska - Lincoln.

  Noel N. Rothman has served as a director of the Company since September 1994. Mr. Rothman is a private investor and has served as President of Namtor, Inc. ("Namtor"), a closely held business services company in which he has been a principal shareholder, since September 1985. Mr. Rothman attended Wayne State University.

  Timothy J. Travis has served as a director of the Company since May 1998. Since November 1981, Mr. Travis has been the President and Chief Executive Officer of Eaton Metal Products Company, with which he has been employed since 1963. Mr. Travis is also President of the Denver Area Council of Boy Scouts of America.

                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001

  Howard R. Ross has served as a director of the Company since September 1994. Mr. Ross is a private investor and has served as President of H.R. Financial, Inc., a closely held investment company in which he is the principal shareholder, since May 1994. From August 1992 to present, Mr. Ross has served as a director of Western Capital, and, from August 1992 to July 1995, he served as Vice Chairman of the Board of River Valley Bank - Texas. He holds a B.S. degree in mechanical engineering from the Illinois Institute of Technology.

  Michael B. Burgamy has served as a director of the Company since May 1998. From 1999 to present, Mr. Burgamy has served as the Chief Financial Officer of Colibri Holding Corporation, a manufacturer of pet products and garden supplies. From 1991 to 1999, Mr. Burgamy served as the President of Perky-Pet Products Co., a manufacturer of pet products and supplies. From January 1976 to November 1994, he was President of CGS Distributing, Inc., a wholesale distributor of lawn and garden supplies. He holds a B.S. degree in engineering management from the United States Air Force Academy.


                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002

  Jonathan C. Lorenz has served as President and Vice Chairman of the Board of Directors of the Company since March 1995. He also serves as Vice Chairman of the Board and Chief Executive Officer of the Bank. From June 1993 to March 1995, Mr. Lorenz pursued various business investment opportunities, including the formation of First Western Growth Fund, a small business investment company. Mr. Lorenz was employed by Colorado National Bank ("CNB") in various capacities from September 1976 to June 1993. Mr. Lorenz' last position with CNB was Senior Vice President and Manager of Corporate Banking. He holds a B.A. degree in political science and an M.B.A. from the University of Colorado.

  Mark S. Kipnis has served as a director of the Company since September 1994. Since January 1998, he has also served as Vice President, Secretary and Corporate Counsel for Hollinger International Inc., a newspaper publishing company that is publicly traded on the New York Stock Exchange. From January 1979 to December 1997, Mr. Kipnis was a partner of the Chicago-based law firm of Holleb & Coff. Prior to attending law school, Mr. Kipnis was a Certified Public Accountant with Price Waterhouse and Company. He holds a B.S. degree in accounting from the University of Illinois and a J.D. degree from Northwestern University School of Law.

  Virginia K. Berkeley has served as President of Colorado Business Bank - Denver since May 1995 and as a director of the Company since October 1995. Ms. Berkeley served as Senior Vice President and Manager of Business Banking of Bank One, Denver from January 1994 to May 1995. From December 1986 to January 1994, Ms. Berkeley held several positions with CNB, including President of CNB - Tech Center and CNB - Northeast. Ms. Berkeley holds a B.S. degree in economics from Purdue University and an M.B.A. from the University of Oklahoma.

II.   RATIFICATION OF INDEPENDENT ACCOUNTANTS

       The Board of Directors has appointed Deloitte & Touche LLP as the Company's independent accountants for the year ending December 31, 2000. Deloitte & Touche LLP has no relationship with the Company other than that arising from its engagement as independent accountants. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

       The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the year ending December 31, 2000. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to ratify the appointment.


III.  APPROVAL OF THE ADOPTION OF AN EMPLOYEE STOCK PURCHASE PLAN

       On January 19, 2000, the Company's Board of Directors adopted an employee stock purchase plan (the "ESPP") which provides, in pertinent part, that the employees may elect to have a percentage of their payroll deducted and applied to the purchase of Common Stock at a discount. In addition, the Company may contribute up to 50% of an employee's deduction toward the purchase of additional Common Stock.

Purpose

       The purpose of the ESPP is to provide employees of the Company and employees of certain of its related companies with the opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of Common Stock, and, thus, develop a stronger incentive to work for the continued success of the Company.

Administration

       The ESPP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have full authority to administer the ESPP, including authority to interpret and construe any provision of the ESPP, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the ESPP as they may deem appropriate.

Participants

       All full-time employees of the Company and its subsidiaries will be eligible to participate in the ESPP. As of March 24, 2000, the Company and all of its subsidiaries had approximately 138 full time employees.

Non-transferability

       The right to purchase Common Stock under the ESPP may not be transferred, except under certain limited circumstances. In addition, shares of Common Stock purchased pursuant to the ESPP will not be transferable, except under certain limited circumstances.

Amendment and Termination

       The Board of Directors may amend or discontinue the ESPP at any time, provided, however, that no amendment or discontinuation of the ESPP, shall, without stockholder approval, be made that: (i) absent such stockholder approval, would cause Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to become unavailable with respect to the ESPP,
(ii) require stockholder

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

approval under any rules or regulations of the National Association of Securities Dealers, Inc. or of any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Stock before payment thereof in full.

The ESPP shall automatically terminate when all of the 200,000 shares that have been authorized to be sold under the ESPP, have been sold.

Effective Date

     The ESPP was approved by the Board of Directors on January 19, 2000 and must be approved by the stockholders of the Company within 12 months thereof.

Certain Federal Income Tax Consequences

     The ESPP is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Service Code. The following is a general outline of tax features and is based on the assumption that the purchase price is equal to the lesser of (a) 85% of the fair market value of the shares of common stock on the first day of the purchase Period or (b) 85% of the fair market value of the shares of common stock on the last day of the purchase Period. Each participant is encouraged to seek specific advice from the participant's tax advisor.

     The amounts deducted under the ESPP will be reportable by a participant as a part of his or her income for the year in which such amounts would otherwise have been paid to him or her. The Company believes that the participant will not have any additional taxable income at the time shares of common stock are purchased under the ESPP, even though the purchase will be made for less than fair market value. A participant may have taxable income in the year in which a sale or other disposition is made, depending upon the circumstances.

     When a participant sells shares of common stock purchased under the ESPP more than two years after the first day of the purchase period and more than one year after the shares were transferred to the participant:

          (a) The excess of the fair market value on the date of sale over the amount paid for the shares, or the excess of the fair market value on the first day of the purchase period over the purchase price therefor determined as if the purchase period ended on that same date, whichever is smaller, will be treated as compensation taxable as ordinary income;

          (b) The excess of the amount realized upon the sale over the sum of the amount paid for the shares and the amount of ordinary income recognized under (a) above will be treated as long-term capital gain;

          (c) If the sales price is less than the amount paid for the shares of common stock, the participant will realize a capital loss.

     When a participant sells shares of common stock purchased under the ESPP less than two years after the first day of the purchase period or less than one year after the shares were transferred to the participant:

          (a) The excess of the fair market value on the date of purchase over the amount paid for the shares will be compensation taxable as ordinary income;

          (b) The excess (deficiency) of the amount realized upon the date of sale over the fair market value on the date of purchase will be long- or short-term capital gain (loss);

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

          (c) The Company will be allowed a tax deduction in the amount of ordinary income described in (a) above, if and to the extent such amount is an ordinary and necessary expense and satisfies the test for reasonable compensation.

     A copy of the ESPP is attached to this Proxy Statement as Exhibit A. The above summary is qualified in its entirety by reference to Exhibit A.

     The Board of Directors recommends a vote FOR the approval of the Employee Stock Purchase Plan. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to approve the Employee Stock Purchase Plan.

IV. APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT ARE AUTHORIZED TO BE OPTIONED AND SOLD UNDER THE PLAN FROM 225,000 TO 425,000

     The Board of Directors previously adopted and the shareholders approved the 1998 Stock Incentive Plan (the "1998 Plan"). A copy of the 1998 Plan and the proposed amendment to the 1998 Plan are attached to this Proxy Statement as Exhibit B. The following is a brief summary of the 1998 Plan, which is qualified in its entirety by reference to Exhibit B.

     Options granted under the 1998 Plan may be either nonstatutory stock options or incentive stock options. The purpose of the 1998 Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. The Company is approaching the limit on the number shares of the Common Stock that are authorized to be issued under the 1998 Plan, and desires to increase the number of shares of Common Stock authorized for issuance in order to continue to accomplish the purposes of the 1998 Plan.

Amount of Common Stock Subject to Options Under the 1998 Plan.

     The 1998 Plan currently provides for the grant of stock options covering an aggregate of 225,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitializations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the 1998 Plan. As of March 24, 2000, there were 200,444 options outstanding under the 1998 Plan. The Company's Board of Directors has approved the First Amendment to the 1998 plan, a copy of which is included as a part of Exhibit B, to increase to 425,000 the number of shares eligible to be granted under the Plan.

Administration

     The 1998 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the 1998 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of the grant, which, may vary. The 1998 Plan is intended to be flexible, and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the 1998 Plan.

Participants

     Incentive options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of March 24, 2000, the Company and all its subsidiaries had approximately 152 full- and part-time employees. The participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the time to exercise the options. As of March 24, 2000, the Board of Directors had granted incentive options to purchase 465,242 shares of the Company's Common Stock at exercise prices ranging from $2.12 to $18.00 per share through March 6, 2010, all of which were outstanding and were granted to employees and directors of the Company. Of such options, options to purchase approximately 257,962 shares were exercisable on March 24, 2000.

Exercise Price

     The exercise price of each nonstatutory option granted under the 1998 Plan is determined by the Board of Directors or the Committee. The exercise price of each incentive option granted under the 1998 Plan is determined by the Board of Directors or the Committee and is, in no event, less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of Common Stock) of the fair market value of the shares on the date of grant. Fair market value is determined by the Board of Directors or the Committee in accordance with the 1998 Plan and such determination is binding upon the Company and upon the holder. The closing sale price of the Common Stock on March 24, 2000, was $13.00 per share.

Terms of Options

     Options may be granted for a term of up to ten (10) years (five (5) years in the case of incentive options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the 1998 Plan.

Nontransferability

     Options granted under the 1998 Plan are not transferable or assignable, other than by will or laws of the descent and distributions and, during the lifetime of the holder, incentive options are exercisable only by the holder.

Amendment and Termination

     The Board of Directors may at any time and from time to time amend or terminate the 1998 Plan, but may not, without the approval of the stockholders' meeting or representing a majority of the voting power present at a stockholders' meeting and entitled to vote thereon, or by unanimous consent of the stockholders, amend the 1998 Plan in a manner that would (i) cause Rule 16(b)-3 to become unavailable with respect to the 1998 Plan; (ii) violate the rules or regulations of the Nasdaq market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or (iii) cause the Company to be unable, under the Internal Revenue Code of 1986, as amended, to grant incentive stock options under the 1998 Plan. No amendment or termination of the 1998 Plan by the Board of Directors may alter or impair any of the rights under any option granted under the 1998 Plan without the holder's written consent.

Effective Date and Term

     Options may be granted under the 1998 Plan during its 10-year term, which commenced on April 15, 1998. The 1998 Plan was ratified by the Company's shareholders on May 19, 1998.

Certain Federal Income Tax Consequences

     Incentive options: the Company believes that, with respect to incentive options granted under the 1998 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an incentive option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition, generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

Nonstatutory Options

     The Company believes that the grant of a nonstatutory option under the 1998 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a nonstatutory option generally will be long term or short term capital gain or loss, depending on the period of the shares.

     The Board of Directors recommends a vote FOR the approval of the 1998 Plan to increase the number of shares of Common Stock that are authorized to be optioned and sold under the Plan from 225,000 to 425,000. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to approve the amendment to the 1998 Plan.


V.  SHAREHOLDER PROPOSAL

   The Company has received a proposal from a shareholder of the Company for inclusion in the Proxy Statement and the form of proxy. Any shareholder who intends to present a proposal at the next Annual Meeting and who wishes to have the proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Corporate Secretary at the Company's principal executive offices, 821 17th Street, Denver, Colorado 80202, not later than December 15, 2000. In addition, all proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the "SEC") in order to be eligible for inclusion in the proxy statement for that meeting.

   Mr. Gerald R. Armstrong, whose address is 910 Fifteenth Street, No. 754, Denver, Colorado 80202-2924, and who is the beneficial owner of 1,750 shares of Common Stock, has proposed the adoption of the following resolution and has furnished the following statement in support of his proposal:

                                  RESOLUTION

"That the shareholders of COLORADO BUSINESS BANKSHARES, INC., assembled in person and by proxy in an annual meeting, request that the Board of Directors take those steps necessary to cause annual elections for all directors by providing that at future elections in annual meetings, all directors be elected annually and not by classes as is now provided and that on the expiration of the present terms their subsequent elections shall also be on an annual basis."

                                   STATEMENT

"Shareholders of EQUITABLE BANKSHARES OF COLORADO, INC., the predecessor of COLORADO BUSINESS BANKSHARES, INC., elected all of their directors annually. Only a name change seems to have changed shareholders' voting rights."

"It is significant that the shareholders of Chase Manhattan received one year terms for their directors upon the merger with Chemical Bank."

"Recently, Ameritech, Time-Warner, Lockheed-Martin, Campbell Soups, Atlantic Richfield, Pacific Enterprises, Westinghouse, and other corporations have replaced three year terms with the annual election of all directors."
                                                      ---

"Occidental Petroleum Corporation stated in its 1997 proxy statement in support of replacing three year terms with one year terms for its directors:

'the current Board of Directors . . . does recognize that under current views of corporate governance a classified board is believed to offer less protection against unfriendly takeover attempt than previously assumed while frustrating stockholders in their exercise of oversight of the board. The Board of Directors believes that the best interests of the stockholders are not currently served by maintaining a classified board . . . .'"

"These actions have increased shareholder voting rights by 300%--and, at no cost
 --------------------------------------------------------------
to the shareholders."

"The proponent believes the current system produces only a facade of continuity which should be displaced; and accountability and performance be substituted as the basis for re-election to our Board of Directors."

"In view of the fact that many of our directors do not have an established record for managing a bank or bank holding company, shareholders should welcome the opportunity for full accountability by being able to reject one or all nominees on an annual basis rather than attempting a long-term struggle of unseating "entrenched" directors who may not be acting in the best interests of all shareholders."

"If you agree, please vote FOR this proposal. If your proxy card is unmarked, your shares will be automatically voted "against" this proposal."

                               COMPANY RESPONSE

       Your Board of Directors recommends a vote AGAINST this proposal.

       When the Company effected the initial public offering of its shares of Common Stock, it was determined that it was appropriate and in the best interests of the Company's shareholders to have a classified board. The Company operates in a highly competitive industry in which there is significant merger and acquisition activity. In addition, there has been considerable market volatility during the past fiscal year. The Board of Directors continues to believe that a classified board remains, at this time, an appropriate measure to reduce the ability of a third party to effect a sudden, unsolicited bid for control or other unanticipated action which the Board of Directors determines is not in the best interests of shareholders. In addition, the staggered board system may place the Company in a better position to negotiate with the unsolicited bidder to obtain a transaction or purchase price on more favorable terms for shareholders. It may also afford the Board of Directors more time to consider alternatives when confronted by an unsolicited initiative to obtain control of the Company. The additional time for deliberations may ultimately provide greater opportunities to optimize value for the Company's shareholders.

     The Board of Directors believes that directors who are elected to three-year terms are just as accountable to shareholders as directors who are elected on an annual basis. Directors have fiduciary duties that do not depend on how frequently they stand for election.

     Approval of this proposal would require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. However, because this proposal is only a request, approval of the proposal would not automatically repeal the classified board. Eliminating the classified board would require further action by the Board of Directors and a subsequent shareholder vote.

       The Board of Directors recommends a vote AGAINST the adoption of this Shareholder proposal. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxies. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to approve this Shareholder proposal.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

       During the fiscal year ended December 31, 1999, the Board of Directors held four meetings. No incumbent director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by unanimous written consent in lieu of meetings. The Board of Directors did not act by written consent during 1999. The committees of the Board of Directors did not act by written consent during such period.

       The Board of Directors of the Company has standing Audit, Compensation and Executive Committees, each of which have the current membership as indicated in the director table on page two hereof. The Board of Directors has no standing nominating committee.

       The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to shareholders, initiates, as appropriate, inquiries into aspects of the Company's financial affairs and performs such other functions as the Board of Directors may direct. During fiscal 1999, the audit committee held two meetings.

       The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees, administers the Company's 1995, 1997 and 1998 Stock Incentive Plans (the "Stock Incentive Plans") and performs such other functions as the Board of Directors may direct. During fiscal 1999, the Compensation Committee held one meeting.

       The Executive Committee is authorized to exercise certain of the powers of the Board of Directors, subject to ratification by the full Board of Directors, and meets as needed, usually in situations where it is not feasible to take action by the full Board of Directors. During fiscal 1999, the Executive Committee did not meet.


                              EXECUTIVE OFFICERS

       Name                  Age  Position
       ----                  ---  --------
       Steven Bangert        43   Chairman of the Board and Chief Executive Officer
       Jonathan C. Lorenz    48   Vice Chairman of the Board and President
       Richard J. Dalton     43   Executive Vice President and Chief Financial Officer
       Lyne B. Andrich       33   Senior Vice President and Controller

See the biographical information on Messrs. Bangert and Lorenz under "Election of Directors."

     Richard J. Dalton has served as the Executive Vice President and Chief Financial Officer of the Company since January 1997. From August 1992 to January 1998, Mr. Dalton was the Vice President of Western Capital. From August 1992 to June 1998, Mr. Dalton served as the President and Chief Executive Officer of River Valley Bank - Texas. He holds a B.S. degree in business administration from the University of Southern Colorado and an M.B.A. from the University of Colorado.

     Lyne B. Andrich has served as Senior Vice President of the Company since July 1999 and Vice President and Controller of the Company since May 1997. From November 1995 to May 1997, Ms. Andrich was a regional reporting manager for Key Bank of the Rocky Mountains. From June 1989 to November 1995, Ms. Andrich held several positions and served as Assistant Controller and Reporting Manager and internal auditor for Bank One, Colorado, N.A. She holds a B.S. degree in accounting from the University of Florida and is licensed as a Certified Public Accountant in the State of Colorado.


                                 KEY EMPLOYEES


Information regarding certain key employees of the Company is set forth below:


Name                     Age Position
----                     --- --------
Virginia K. Berkeley     47  President of Colorado Business Bank - Denver and
                             Director

Darrell J. Schulte       45  President of Colorado Business Bank - Littleton

Charles E. Holmes        43  President of Colorado Business Bank - Boulder

Andrew L. Bacon          44  President of Colorado Business Bank - West

Kevin G. Quinn           39  President of Colorado Business Bank - DTC

Randal Garman            48  President of Colorado Business Bank of the Rockies

K. Denise Albrecht       47  President of Community Trust Division

Richard M. Hall, Jr.     53  President of Colorado Business Leasing, Inc.


See the biographical information on Ms. Berkeley under "Election of Directors."


     Darrell J. Schulte has served as President of Colorado Business Bank - Littleton since May 1985. Mr. Schulte has been employed in the banking industry for 21 years. He holds a B.S. degree in finance from Colorado State University.

     Charles E. Holmes has served as President of Colorado Business Bank - Boulder since June 1995. Mr. Holmes has been employed in the banking industry for 20 years. Mr. Holmes served as Vice President and Manager of Commercial Lending at Bank One - Boulder from June 1992 to June 1995, where he was responsible for a $300 million loan portfolio. He holds a B.S. degree in business administration from Oklahoma State University.

     Andrew L. Bacon has served as President of Colorado Business Bank - West since November 1997. From March 1997 to September 1997, Mr. Bacon served as Senior Vice President of UMB Bank. From June 1988 to December 1996, Mr. Bacon served as Senior Vice President in charge of the Commercial Banking Division at Norwest Bank - Golden. Mr. Bacon holds a B.S. degree in business administration with a concentration in finance, from Colorado State University.

     Kevin G. Quinn has served as President of Colorado Business Bank - DTC since May 1998. Prior to joining the Company, Mr. Quinn had been employed by Norwest Bank of Colorado since June 1988. From June 1988 to May 1998, Mr. Quinn was a Senior Vice President of Norwest, responsible for a private banking department with assets in excess of $295 million. From October 1991 to June 1998, Mr. Quinn was a Vice President and the Bank Manager of a Norwest Bank location in downtown Denver. Mr. Quinn holds a Business Administration degree in general business from the University of Northern Colorado and a graduate degree in banking from the Stonier Graduate School of Banking of the University of Delaware.

     Randal Garman has served as President of Colorado Business Bank of the Rockies since April 1999. From 1978 to present, Mr. Garman has been serving as President of R. Garman, Inc. Mr. Garman has also served as Chairman of First Bank of Eagle County. He holds a B.S. degree from the University of Colorado.

     K. Denise Albrecht has served as the President of Community Trust Division of the Company since October 1997. From May 1993 to October 1997, Ms. Albrecht served as Senior Vice President and Denver Market Manager of the Trust Department of Bank One, Colorado, N.A. Ms. Albrecht was employed, in several capacities, with CNB from December 1988 to May 1993. From January 1993 to May 1993, Ms. Albrecht served as President of Colorado Capital Advisors, a subsidiary of CNB, and, from September 1988 to January 1993, she served as Vice President and Institutional Services Division Manager for CNB. She holds a B.S. degree in business administration and an M.B.A. from Northern Michigan University.

     Richard M. Hall, Jr. has served as President of CBL, the Company's equipment leasing subsidiary, since January 1996 and has been employed in the banking and financial services industry for 31 years. Prior to leading the formation of CBL, Mr. Hall served as President of Evergreen Lifetime Income, Inc., a development stage company in the reverse mortgage industry that he joined in March 1995. From March 1989 to April 1995, Mr. Hall was employed by CNB, where he served as the Commercial Banking Division Manager and as President of Colorado National Leasing, Inc., a subsidiary of CNB. He holds B.S. and M.S. degrees in business administration from Wichita State University and a graduate degree in banking from the Southwestern Graduate School of Banking at Southern Methodist University.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5 with the SEC. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on a review of the copies of such forms furnished to the Company, each of Company's directors, officers and beneficial owners of more than 10% of the Common Stock have filed all forms required by Section 16 of the Exchange Act in fiscal 1999, except Randall Garman, who did not timely file a Form 3, and Steven Bangert, Jonathan C. Lorenz, Virginia K. Berkeley, Darrell Schulte, Charles Holmes, Andy Bacon, Kevin Quinn, Randal Garman, K. Denise Albrecht, Richard Hall, Richard J. Dalton and Lyne B. Andrich, who did not timely file their Forms 5.


                            EXECUTIVE COMPENSATION


     The following table sets forth the cash and noncash compensation for fiscal years 1997, 1998 and 1999 awarded to or earned by (i) the individual who served as the Company's Chief Executive Officer ("CEO") in fiscal year 1999; and (ii) the Company's four most highly compensated executive officers, other than the CEO (collectively, with the CEO, the "Named Executive Officers"), who were serving as executive officers for fiscal year 1999:

                          Summary Compensation Table

                                                                               Annual                    Long Term
                                                                             Compensation               Compensation
                                                                             ------------               ------------
                                                                                                          Securities
                                                                                                          Underlying
                                                             Fiscal      Salary          Bonus              Options
Name and Principal Position                                   Year      ($) (1)         ($) (2)               (#)
---------------------------                                   ----      --------        -------               ---
Steven Bangert                                                1999      $187,480         $     0              28,867
  Chairman and CEO                                            1998      $149,725         $37,700                   0
                                                              1997      $125,000         $                         0

Jonathan C.Lorenz.....................................        1999      $177,670         $42,000              12,300
  Vice Chairman and President                                 1998      $150,800         $37,700                   0
                                                              1997      $145,000         $39,000                   0

Virginia K. Berkeley..................................        1999      $117,704         $21,000               5,000
  President - Colorado Business Bank - Denver                 1998      $110,240         $21,200                   0
                                                              1997      $106,000         $25,000                   0

Richard J. Dalton.....................................        1999      $116,404         $21,000               8,000
  Executive Vice President and CFO                            1998      $ 99,167         $10,000                   0
                                                              1997      $ 45,000         $                    16,500

Richard M. Hall, Jr...................................        1999      $103,572         $16,818                   0
  President - Colorado Business Leasing, Inc.                 1998      $100,700         $ 8,526                   0
                                                              1997      $ 99,837         $26,236                   0

__________________________________________
(1) Actual salary paid in each respective fiscal year.
(2) Actual bonus paid in each respective fiscal year.

  The following table summarizes individual grants of stock options made during the 1999 fiscal year to each of the Named Executive Officers:

                      OPTIONS GRANTS IN LAST FISCAL YEAR

                                    Individual  Grants                                        Potential realizable value
                                                                                              at assumed annual rates of
                                                                                               stock price appreciation
                                                                                                   for option term
----------------------------------------------------------------------------------------------------------------------------
Name                Number of          Percent of         Exercise or base    Expiration date        5% ($)       10% ($)
                    securities         total options      price (1) ($/Sh)
                    underlying         granted to
                    Options            employees in
                    granted (#)        fiscal year
----------------------------------------------------------------------------------------------------------------------------
Steven Bangert        28,867              17.4%               17.00               1/12/2004         $ 3,915       $102,034
Jonathan C. Lorenz    12,300               7.4%               16.37               1/12/2009         $54,071       $205,361
Virginia K. Berkeley   5,000               3.0%               16.00               1/12/2009         $23,850       $ 85,350
Richard J. Dalton      8,000               4.8%               16.75               1/12/2009         $32,160       $130,560

---------------------------

(1)  Average of all grants.

     The following table summarizes, on an aggregate basis, each exercise of stock options during the 1999 fiscal year by each of the Named Executive Officers and the 1999 fiscal year-end value of their unexercised options.

   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                          Number of securities
                                                         underlying unexercised      Value of unexercised in-the-
                                                          options at FY-end (#)       money options at FY-end ($)
                                                          ---------------------       ---------------------------
                                Shares       Value
                             Acquired on   Realized
Name                         Exercise (#)     ($)      Exercisable    Unexercisable   Exercisable    Unexercisable
----                         ------------     ---      ------------  ---------------  ------------  ---------------
Steven Bangert                    0            0          7,183           21,684             0                0
Jonathan C. Lorenz                0            0         40,471           10,000      $405,758                0
Virginia K. Berkeley              0            0         25,919            7,356      $268,026          $22,547
Richard J. Dalton                 0            0         11,247           13,247      $ 72,374          $72,374
Richard M. Hall, Jr.              0            0              0                0             0                0

---------------------

            Compensation Committee Report on Executive Compensation

     The Company and its subsidiaries are engaged in a highly competitive industry. In order to succeed, the Company must be able to attract and maintain qualified executives. To achieve this objective, the Company's Compensation Committee (the "Compensation Committee") has structured executive compensation to include both a fixed, base salary component and a contingent component tied to operating performance. The Committee believes this compensation structure enables the Company to attract and retain key executives.

     In setting base compensation, the Compensation Committee considers the overall performance of each executive with respect to the duties and responsibilities assigned him or her. Further, periodic surveys are taken of compensation levels and benefit programs offered by other community banks, bank holding companies and other industries in our market area, which provide the Compensation Committee with information on which to evaluate salary and compensation programs. The Compensation Committee maintains a philosophy that a significant element of compensation of executive officers must be directly and materially linked to operating performance. The benefit plans provided to the executive officers are designed to accomplish that goal. In particular, cash bonuses are heavily dependent on the Company meeting or exceeding budgeted net income objectives, as well as asset quality standards. The incentive bonus plan for executive officers consists of various objective and subjective criteria related to areas for which each executive has responsibility as well as for Company wide performance. In 1999, the performance measurements were: net income versus budget; asset quality; and growth objectives for total loans, total deposits and total assets.

     The Company's stock incentive plans are an important component of the Company's compensation program for executive officers and other employees. The plans are intended to advance the interests of the Company and its shareholders by encouraging and enabling executive officers and other employees to acquire and retain a proprietary interest in the Company. Through stock option grants, the long-range interests of management and employees are aligned with those of shareholders as the optionees accumulate meaningful stakes in the Company. The Compensation Committee makes all decisions concerning the granting of stock options, including the individuals to whom options are granted and the respective exercise prices and vesting periods. These decisions are made on a subjective basis and generally do not bear a specific relationship to any particular measure of the Company's performance. The Compensation Committee believes that the stock option program is a valuable tool in recruiting, retaining and motivating employees, including executive officers.

     The Company maintains a 401(k) retirement savings plan applicable to all eligible employees, including executive officers. Under the plan, the Company typically matches a portion of employee contributions (for 1999, employee contributions were matched up to a maximum of 6% of compensation). At December 31, 1999, all employer contributions made on behalf of executive officers were vested in accordance with the vesting schedule of the plan, generally four years from commencement of employment, on the basis of the officers' past service with the Company.

     The Compensation Committee believes that the base salary compensation provided to the executive officers of the Company, including those named in the Summary Compensation Table, is appropriate and reasonable in light of such executives' duties, performance and responsibilities and that the contingent forms of compensation provided through bonuses and stock options provide additional, continuing incentives to executives in appropriate circumstances and are consistent with the benefits derived by shareholders of the Company. This report is submitted by the members of the Compensation Committee:

Howard R. Ross, Noel N. Rothman and Timothy J. Travis.

                           Compensation of Directors

     Each director who is not an employee of the Company is paid a director's fee of $1,000 for each meeting of the Board of Directors, or any committee thereof, attended by such director. In addition, each director, who was not an officer of the company, received 1,725 options to purchase Common Stock with a strike price of $18.00 per share, under the 1997 Option Plan. Directors of the Company who also serve as officers do not receive additional compensation for their services as directors or committee members. All directors are reimbursed for expenses incurred in attending board and committee meetings.

                             Employment Agreements

     The Company has entered into employment agreements with each of Jonathan C. Lorenz, Virginia K. Berkeley, Richard M. Hall, Jr. and Richard J. Dalton. Each such agreement is terminable at will by the Company or the employee and provides for annual salary, the use of a Company automobile, expenses related to membership at a country, health or social club and eligibility for a bonus and stock option grants. Each such agreement provides that, during the term of the agreement and for one year thereafter, the employee is prohibited from soliciting any employees or customers of the Company or the Bank. In the event that the Company terminates the employment agreement for reasons other than "for cause," or the Company constructively discharges the employee (for example, by materially decreasing his or her responsibilities or his or her compensation) or the employee's employment is terminated because of disability or death, the Company is required to pay the employee one full year of salary (including bonus) and maintain all other benefits for one full year after termination. Moreover, each such employment agreement requires the Company to make a lump sum payment to such employee in an amount equal to a multiple of such employee's annual compensation in the event that their employment is terminated within two years of the occurrence of certain types of changes of control of the Company or the Bank. As of March 24, 2000, the estimated payments that would be due to Mr. Lorenz, Ms. Berkeley, Mr. Hall and Mr. Dalton upon a termination of employment after such a change in control were $790,000, $420,000, $146,000 and $331,000, respectively.

                            PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 24, 2000, certain information regarding beneficial ownership of the Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer and (iv) all of the Company's directors, executive officers and key employees as a group. Unless otherwise indicated, the Company believes that the shareholders listed below have sole investment and voting power with respect to their shares based on information furnished to the Company by such owners.

                                                                      Beneficial Ownership
                                                                      --------------------
                                                                      Number of shares         Percent of
Name and Address of owner (1)                                         beneficially owned       Class (%)
-----------------------------                                         ------------------       ---------
Steven Bangert (2).................................................             1,166,378          17.36
Jonathan C. Lorenz (3).............................................               156,542           2.32
Virginia K. Berkeley (4)...........................................                44,806              *
Richard M. Hall, Jr................................................                     0              *
Richard J. Dalton (5)..............................................                88,392           1.32
Mark S. Kipnis (6).................................................                48,303              *
Noel N. Rothman (7)................................................               748,444          11.16
Howard R. Ross (8).................................................             1,088,322          16.22
Michael B. Burgamy (9).............................................                91,000           1.36
Timothy J. Travis (10).............................................                38,575              *
All directors and executive officers as a group
  (17 persons) (11)................................................             3,599,186          52.32

________________________________

(*)  Denotes less than 1%.

(1) Unless otherwise indicated, the address of each of the above-named shareholders is c/o Colorado Business Bankshares, Inc., 821 Seventeenth Street, Denver, Colorado 80202.

(2) Includes 4,927 shares held jointly by Mr. Bangert and his wife, 106,030 shares held by Mr. Bangert's minor children, 115,575 shares held by Hawthorne Colorado, Inc. ("Hawthorne"), an entity of which Mr. Bangert is a director and 50% shareholder, and 14,367 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(3) Includes 500 shares held by Mr. Lorenz' minor children and 40,471 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(4) Includes 1,678 shares held by Ms. Berkeley's minor child and 30,875 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(5) Includes 15,704 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(6) Includes 3,300 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(7) Includes 17,000 shares held by NaF Limited Partnership, an entity of which Mr. Rothman is a general partner and 3,300 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(8) Includes 29,975 shares held by Mr. Ross' wife and 115,575 shares held by Hawthorne, an entity of which Mr. Ross is a director and 50% shareholder, and 4,400 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(9) Includes 4,400 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

(10) Includes 3,300 shares which may be issued upon the exercise of option exercisable within 60 days after March 24, 2000.

(11) Includes 174,000 shares which may be issued upon the exercise of options exercisable within 60 days after March 24, 2000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The executive officers, key employees, directors and principal shareholders of the Company, members of their immediate families and businesses in which they hold controlling interests are customers of the Company, and it is anticipated that such parties will continue to be customers of the Company in the future. All outstanding loans and extensions of credit by the Company to these parties were made in the ordinary course of business in accordance with applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and, in the Company's opinion, do not involve more than the normal risk of collectibility or contain other unfavorable features. At December 31, 1999, the aggregate balance of the Company's loans and advances under existing lines of credit to these parties was approximately $2.7 million, or 0.8% of the Company's total loans and leases.

     From time to time, Hawthorne Colorado, Inc. ("Hawthorne"), an entity controlled by Messrs. Bangert and Ross, purchases participations in loans originated by the Company that the Company does not fund fully because of its legal lending limit or in order to manage portfolio concentration. During 1999, Hawthorne participated in 13 real estate loans, with an aggregate participation commitment of $9.2 million, of which three loans, with an aggregate balance of $1.2 million, were outstanding as of December 31, 1999. The Company believes that the terms of such participations were commensurate with terms that would be negotiated in similar transactions between unrelated third parties. Hawthorne receives interest on the portion of such loans funded by it at the same rate as the Bank does on the portion that it funds. In addition, Hawthorne receives a share of origination fees for such loans.

     The Company leases approximately 28,307 square feet of its downtown Denver facility from Kesef, LLC ("Kesef"), an entity in which Evan Makovsky (director of the Bank) owns 20% and Jack Stern (director of the Bank) and Messrs. Bangert, Lorenz, Ross and Rothman (through Namtor-Denver Property LLC) each own a 16% interest, for approximately $49,000 per month. Kesef purchased the building from its previous owners in January 1998. The initial term of this lease is ten years, with an option to renew for an additional ten year term at current market rates.

     In July 1997, the Bank committed to purchase up to $500,000 of limited partnership interests in Prairie Capital Mezzanine Fund, L.P. ("Prairie Capital"), an investment fund, having $24 million in total capital commitments, that makes subordinated debt and preferred stock investments in a wide variety of small businesses throughout the United States. Prairie Capital is licensed as a Small Business Investment Company (an "SBIC"). The Company intends to refer companies in its market area requiring this type of investment capital to Prairie Capital. As of December 31, 1999, the Bank's aggregate investment in Prairie Capital was $390,000, and the Bank was subject to additional capital calls pursuant to which it may be required to invest additional capital of $110,000 in Prairie Capital. Messrs. Bangert and Ross, Mr. Ross' wife and Namtor, an entity controlled by Mr. Rothman, have made individual capital commitments to Prairie Capital in amounts of $2 million, $2 million, $50,000 and $1.5 million, respectively, and own interests in Prairie Capital proportionate to their capital commitments. Messrs. Bangert and Ross are members of the advisory board of Prairie Capital. The general partner of Prairie Capital has agreed to make certain payments to the Bank, Messrs. Bangert and Ross, Mrs. Ross and Namtor (pro rata, in proportion to their respective investments in Prairie Capital) following the liquidation of Prairie Capital in the event that they do not realize an internal rate of return of at least 25% on their respective investments.

     The Bank has committed $1,000,000 to a second fund, Prairie Capital Mezzanine Fund II, L.P. ("Prairie Capital II"), but funding will not start until later in the year 2000.

                      1999 ANNUAL REPORT TO STOCKHOLDERS

     Included with this Proxy Statement is the Company's 1999 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999. The Company will provide, without charge, an additional copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, upon written request to Richard J. Dalton, Secretary, at the Company's principal offices, 821 17th

Street, Denver, Colorado 80202, Each request must set forth a good faith representation that, as of March 24, 2000, the person making the request was a beneficial owner of the Common Stock. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 may be obtained by any stockholder upon written request to Richard J. Dalton. Each person making any such request will be required to pay a fee of $0.25 per page to cover the Company's expenses in furnishing such exhibits.

                                 OTHER MATTERS

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the Annual Meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed return envelope.


                                    By Order of the Board of Directors,



                                    Richard J. Dalton
                                    Executive Vice President,
                                    Chief Financial Officer
                                    And Secretary

Dated:  April 19, 2000

COLORADO BUSINESS BANKSHARES, INC., UPON WRITTEN REQUEST OF A SHAREHOLDER ENTITLED TO VOTE AT THIS SHAREHOLDER'S MEETING, WILL FUNISH, WITHOUT CHARGE, A COPY OF ITS FORM 10-KSB, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1999, ACCOMPANIED BY A LIST BRIEFLY DESCRIBING ALL THE EXHIBITS THERETO AND NOT CONTAINED THEREIN, AND/OR A COPY OF THE FORM 10-QSB QUARTERLY REPORT FOR THE PERIOD ENDED MARCH 31, 2000. COLORADO BUSINESS BANKSHARES, INC. WILL FURNISH A COPY OF ANY EXHIBIT UPON THE ADDITIONAL REQUEST OF SUCH PERSON AND THE PAYMENT OF A FEE OF $0.25 PER PAGE. ADDRESS ANY SUCH REQUESTS TO RICHARD J. DALTON, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY, COLORADO BUSINESS BANKSHARES, INC., 821 17TH STREET, DENVER, CO 80202.

                                   EXHIBIT A

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                      COLORADO BUSINESS BANKSHARES, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                 INTRODUCTION

     Section 1.01  Purpose.  The purpose of the Colorado Business Bankshares,
                   -------
Inc. 2000 Employee Stock Purchase Plan (the "Plan") is to provide employees of Colorado Business Bankshares, Inc., a Colorado corporation (the "Company"), and certain related corporations with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's common stock, par value $.01 per share, and, thus, to develop a stronger incentive to work for the continued success of the Company.

     Section 1.02  Rules of Interpretation.  It is intended that the Plan be an
                   -----------------------
"employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if so approved. All Participants in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

     Section 1.03  Definitions.  For purposes of the Plan, the following terms
                   -----------
will have the meanings set forth below:

     (a) "Acceleration Date" means the earlier of the date of stockholder approval or approval by the Company's Board of Directors of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which stockholders of the Company immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

     (b) "Affiliate" means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code, whether now or hereafter acquired or established.

     (c)  "Committee" means the committee described in Section 10.01.

     (d) "Common Stock" means the Company's Common Stock, $.01 par value, as such stock may be adjusted for changes in the stock or the Company as contemplated by Article XI herein.

     (e) "Company" means Colorado Business Bankshares, Inc., a Colorado corporation and its successors by merger or consolidation as contemplated by
Article XI herein.

     (f) "Current Compensation" means all regular salary payments paid by the Company to a Participant in accordance with the terms of his or her employment, but excluding annual bonus payments and all other forms of special compensation.

     (g) "Fair Market Value" as of a given date, means such value of the Common Stock as reasonably determined by the Committee, but shall not be less than (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which the fair market value is being determined. If on a given date the Common Stock is not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 1.03 and in connection therewith shall take such action as it deems necessary or advisable.

     (h) "Participant" means a Regular Full-Time Employee who is eligible to participate in the Plan under Section 2.01 and who has elected to participate in the Plan.

     (i) "Participating Affiliate" means an Affiliate which has been designated by the Committee in advance of the Purchase Period in question as a corporation whose eligible Full-Time Employees may participate in the Plan.

     (j) "Full-Time Employee" means an employee of the Company or a Participating Affiliate as of the first day of a Purchase Period, including an officer or director who is also an employee, but excluding an employee whose customary employment is less than 20 hours per week.

     (k) "Plan" means the Colorado Business Bankshares, Inc. 2000 Employee Stock Purchase Plan, as amended, the provisions of which are set forth herein.

     (l) "Purchase Period" means the approximate 12-month period beginning on the first business day in January and ending on the last business day in December of each year; provided, however, that the initial Purchase Period will commence on January 19, 2000 and will terminate on December 31, 2000, and that the then current Purchase Period will end upon the occurrence of an Acceleration Date.

     (m) "Stock Purchase Account" means the account maintained on the books and records of the Company recording the amount received from each Participant through payroll deductions made under the Plan and from the Company through matching contributions, if any.

                                  ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

     Section 2.01  Eligible Employees.  All Full-Time Employees shall be
                   ------------------
eligible to participate in the Plan beginning on the first day of the first Purchase Period to commence after such person becomes a Full-Time Employee. Subject to the provisions of Article VI, each such employee will continue to be eligible to participate in the Plan so long as he or she remains a Full-Time Employee.

     Section 2.02  Election to Participate.  An eligible Full-Time Employee may
                   -----------------------
elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose (which authorizes regular payroll deductions from Current Compensation beginning with the first payday in that Purchase Period and continuing until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan).

     Section 2.03  Limits on Stock Purchase.  No employee shall be granted any
                   ------------------------
right to purchase Common Stock hereunder if such employee, immediately after such a right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 424(d) of the Code, Common Stock possessing 5% or more of the total combined voting power or value of all the classes of the capital stock of the Company or of all Affiliates.

     Section 2.04  Voluntary Participation.  Participation in the Plan on the
                   -----------------------
part of a Participant is voluntary and such participation is not a condition of employment nor does participation in the Plan entitle a Participant to be retained as an employee.

                                  ARTICLE III
                   PAYROLL DEDUCTIONS, COMPANY CONTRIBUTIONS
                          AND STOCK PURCHASE ACCOUNT

     Section 3.01  Deduction from Pay.  The form described in Section 2.02 will
                   ------------------
permit a Participant to elect payroll deductions of any multiple of 1% but not less than 1% or more than 10% of such Participant's Current Compensation for each pay period, subject to such other limitations as the Committee in its sole discretion may impose. A Participant may cease making payroll deductions at any time, subject to such limitations as the Committee in its sole discretion may impose. In the event that during a Purchase Period the entire credit balance in a Participant's Stock Purchase Account exceeds the product of (a) 85% of the Fair Market Value of the Common Stock on the first business day of that Purchase Period, and (b) 3,000, then payroll deductions for such Participant shall automatically cease, and shall resume on the first pay period of the next Purchase Period.

     Section 3.02  Company Contributions.  The Company shall have no obligation,
                   ---------------------
but may, in the sole discretion of the Committee, from time to time contribute to each Participant's Stock Purchase Account an amount equal to up to 50% of each payroll deduction credited to such Account. No Company contributions shall be deemed to have been made until such contributions are credited to the Participant's Stock Purchase Account as provided in Section 3.03.

     Section 3.03  Credit to Account.  Payroll deductions will be credited to
                   -----------------
the Participant's Stock Purchase Account on each payday, and Company contributions, if any, will be credited to the Participant's Stock Purchase Account on the last business day of the Purchase Period at the time of and in connection with the purchase of shares of Common Stock in accordance with Articles IV and V hereof.

     Section 3.04  Interest.  No interest will be paid upon payroll deductions,
                   --------
Company contributions or on any amount credited to, or on deposit in, a Participant's Stock Purchase Account.

     Section 3.05  Nature of Account.  The Stock Purchase Account is established
                   -----------------
solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

     Section 3.06  No Additional Contributions.  A Participant may not make any
                   ---------------------------
payment into the Stock Purchase Account other than the payroll deductions made pursuant to the Plan.

                                  ARTICLE IV
                           RIGHT TO PURCHASE SHARES

     Section 4.01  Number of Shares.  Each Participant will have the right to
                   ----------------
purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of whole shares of Common Stock that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Stock Purchase Account, subject to the limitations that (a) no more than 3,000 shares of Common Stock may be purchased under the Plan by any one Participant for a given Purchase Period, (b) in accordance with Section 423(b)(8) of the Code, no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of Common Stock and other stock may be purchased under the Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any one Participant for any calendar year and
(c) if the purchases for all Participants in any Purchase Period would result in the sale of more than 50,000 shares of Common Stock in the aggregate under the Plan for such Purchase Period, each Participant shall be allocated a pro rata portion of the 50,000 shares of Common Stock to be sold for that Purchase Period. If the purchases for all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 10.03, each Participant shall be allocated a pro rata portion of the Common Stock to be sold.

     Section 4.02  Purchase Price.  The purchase price for any Purchase Period
                   --------------
shall be the lesser of (a) 85% of the Fair Market Value of the Common Stock on the first business day of that Purchase Period or (b) 85% of the Fair Market Value of the Common Stock on the last business day of that Purchase Period, in each case rounded up to the next higher full cent.

                                   ARTICLE V
                               EXERCISE OF RIGHT

     Section 5.01  Purchase of Stock.  On the last business day of a Purchase
                   -----------------
Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Common Stock purchasable with such amount (subject to the limitations of Section 4.01), unless the Participant has filed with the Company, in advance of that date and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which requests the distribution of the entire credit balance in cash.

     Section 5.02  Cash Distributions.  Any amount remaining in a Participant's
                   ------------------
Stock Purchase Account after the last business day of a Purchase Period will be paid to the Participant in cash within 30 days after the end of that Purchase Period.

     Section 5.03  Notice of Acceleration Date.  The Company shall use its best
                   ---------------------------
efforts to notify each Participant in writing at least ten days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

                                  ARTICLE VI
                      WITHDRAWAL FROM PLAN; SALE OF STOCK

     Section 6.01  Voluntary Withdrawal.  A Participant may, in accordance with
                   --------------------
such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making payroll deductions by filing with the Company a form provided for this purpose. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days, provided that in no event shall any Participant be entitled to withdraw from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section
3.03. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

     Section 6.02  Death.  Subject to such terms and conditions as the Committee
                   -----
in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's death occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant's estate has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to have the entire credit balance in such Participant's Stock Account distributed in cash within 30 days after the end of that Purchase Period or at such earlier time as the Committee in its sole discretion may decide, provided that in no event shall any Participant's estate be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the Common Stock or the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

     Section 6.03  Termination of Employment.  Subject to such terms and
                   -------------------------
conditions as the Committee in its sole discretion may impose, upon a Participant's normal or early retirement with the consent of the Company under any pension or retirement plan of the Company or Participating Affiliate, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's approved retirement occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to receive the entire credit balance in such Participant's Stock Purchase Account in cash within 30 days after the end of that Purchase Period, provided that (i) in no event shall any Participant be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03, and (ii) such Participant shall have no right to purchase Common Stock in the event that the last day of such a Purchase Period occurs more than three months following the termination of such Participant's employment with the Company by reason of such an approved retirement. In the event of any other termination of employment (other than death) with the Company or a Participating Affiliate, participation in the Plan will cease on the date the Participant ceases to be a Full-Time Employee for any reason. In such event, the entire credit balance in such Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days, provided that in no event shall any Participant be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03. For purposes of this Section 6.03, a transfer of employment to any Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as a Full-Time Employee.

                                  ARTICLE VII
                              NONTRANSFERABILITY

     Section 7.01  Nontransferable Right to Purchase.  The right to purchase
                   ---------------------------------
Common Stock hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in Section 6.02, and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

     Section 7.02  Nontransferable Account.  Except as provided in Section 6.02,
                   -----------------------
the amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

     Section 7.03  Nontransferable Shares.  Except as the Committee shall
                   ----------------------
otherwise permit, prior to the second anniversary of the beginning of any Purchase Period, the certificates evidencing the Common Stock purchased at the end of such Purchase Period by a Participant pursuant to Section 5.01 of the Plan shall be held by the Company, and such share, shares or other rights may not be assigned, transferred pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such share or shares will be null and void and without effect. Thereafter, such stock certificate or other rights shall be delivered in accordance with Section 8.01 hereof.

                                 ARTICLE VIII
                              STOCK CERTIFICATES

     Section 8.01  Delivery.  Promptly after completion of the two year period
                   --------
described in Section 7.03 hereof, and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause to be delivered to or for the benefit of the Participant a certificate evidencing the Common Stock purchased by a Participant during a given Purchase Period.

     Section 8.02  Securities Laws.  The Company shall not be required to issue
                   ---------------
or deliver any certificate representing Common Stock prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration is required. The Company shall use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of certificates may be deferred until such registration is accomplished.

     Section 8.03  Completion of Purchase.  A Participant shall have no interest
                   ----------------------
in the Common Stock purchased until a certificate representing the same is issued to or for the benefit of the Participant.

     Section 8.04  Form of Ownership.  The certificates representing Common
                   -----------------
Stock issued under the Plan will be registered in the name of the Participant or jointly in the name of the Participant and another person, as the Participant may direct on a form provided by the Company.

                                  ARTICLE IX
               EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN

     Section 9.01  Effective Date.  The Plan was approved by the Board of
                   --------------
Directors on January 19, 2000 and shall be approved by the stockholders of the Company within twelve (12) months thereof.

     Section 9.02  Plan Commencement.  The initial Purchase Period under the
                   -----------------
Plan will commence on January 19, 2000. Thereafter, each succeeding Purchase Period will commence and terminate in accordance with Section 1.03(l).

     Section 9.03  Powers of Board.   The Board of Directors may amend or
                   ---------------
discontinue the Plan at any time. No amendment or discontinuation of the Plan, however, shall without stockholder approval be made that: (i) absent such stockholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act") to become unavailable with respect to the Plan,
(ii) requires stockholder approval under any rules or regulations of the

National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Stock before payment therefor in full.

     Section 9.04  Automatic Termination.  The Plan shall automatically
                   ---------------------
terminate when all of the shares of Common Stock provided for in Section 10.03 have been sold.

                                   ARTICLE X
                                ADMINISTRATION

     Section 10.01  The Committee.  The Plan shall be administered by a
                    -------------
committee (the "Committee") of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3 under the Act. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

     Section 10.02  Powers of Committee.  Subject to the provisions of the Plan,
                    -------------------
the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the form by which a Participant elects to participate in the Plan pursuant to Section 2.02. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

     Section 10.03  Stock to be Sold.  The Common Stock to be issued and sold
                    ----------------
under the Plan may be treasury shares or authorized but unissued shares, or the Company may purchase Common Stock in the market for sale under the Plan. Except as provided in Section 11.01, the aggregate number of shares of Common Stock to be sold under the Plan will not exceed 200,000 shares.

     Section 10.04  Notices.  Notices to the Committee should be addressed as
                    -------
follows:

               Colorado Business Bankshares, Inc.
               Attn:  Employee Stock Purchase Plan Committee
               821 17th Street
               Denver, Colorado  80202

                                  ARTICLE XI
                  ADJUSTMENT FOR CHANGES IN STOCK OR COMPANY

     Section 11.01  Stock Dividend or Reclassification.  If the outstanding
                    ----------------------------------
shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Certificate of Incorporation, reverse stock split or otherwise, an appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

     Section 11.02  Merger or Consolidation.  If the Company is merged into or
                    -----------------------
consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.

                                  ARTICLE XII
                                APPLICABLE LAW

     Section 12.01  Applicable Law.  Rights to purchase Common Stock granted
                    --------------
under the Plan shall be construed and shall take effect in accordance with the laws of the State of Colorado.

                                   EXHIBIT B

                          1998 STOCK INCENTIVE PLAN

                              FIRST AMENDMENT TO
                      COLORADO BUSINESS BANKSHARES, INC.
                           1998 STOCK INCENTIVE PLAN

     THIS FIRST AMENDMENT (this "Amendment") is made as of January 19, 2000 to the Colorado Business Bankshares, Inc. ("Company") 1998 Stock Incentive Plan ("1998 Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the 1998 Plan.

     The Plan shall be amended as follows:

     1. The first sentence of Section 4(a) shall be amended in its entirety to read as follows: "Subject to adjustment as provided in Section 4(c), the number of Shares available for granting under the Plan shall be 425,000."

     2. The first sentence of Section 5(b) shall be amended in its entirety to read as follows: "No Eligible Person who is an employee of the Company at the time of grant may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of the grant of such Awards, for more than 42,500 Shares, in the aggregate, in any one calendar year."

     Except as modified by this Amendment, the terms and conditions of the 1998 Plan are hereby ratified and confirmed by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment as of the date and year first set forth above.


                               COLORADO BUSINESS BANKSHARES, INC.,
                               a Colorado corporation

                               /s/ Richard J. Dalton
                               ___________________________________________
                               Richard J. Dalton, Executive Vice President

                      COLORADO BUSINESS BANKSHARES, INC.
                           1998 STOCK INCENTIVE PLAN


          Section 1.  Purpose.

          The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

          Section 2.  Definitions.

          As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

          (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by it to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors.

          (f) "Company" shall mean Colorado Business Bankshares, Inc., a Colorado corporation, and any successor corporation.

          (g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

          (h) "Effective Date" shall mean the date, if any, on which the Plan is adopted by the shareholders of the Company.

          (i) "Eligible Person" shall mean any director, officer or employee of the

Company or any Affiliate who the Committee determines to be an Eligible Person.

          (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that if the Shares are publicly traded on an exchange or on Nasdaq or a successor quotation system, "Fair Market Value" shall mean (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Shares are then listed on the Nasdaq National Market) of the Shares for such date as reported by Nasdaq or such successor quotation system or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by Nasdaq or such successor quotation system.

          (k)   "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

          (l)   "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (n)   "Other Stock-Based Award" shall mean any right granted under
Section 6(f) of the Plan.

          (o) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

          (p) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          (q) "Person" shall mean any individual, corporation, partnership, association, trust, limited liability company or other entity.

          (r) "Plan" shall mean this 1998 Stock Incentive Plan, as amended from time to time.

          (s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

          (t)   "Restricted Stock Unit" shall mean any unit granted under
Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

          (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

          (v) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (w)   "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

          Section 3.  Administration.

          (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred, either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. In exercising its authority pursuant to the Plan, the Committee shall adhere to all provisions of the Code as are applicable to the grant, issuance and exercise of any Award.

          (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the

Securities Exchange Act of 1934, as amended.

          Section 4.  Shares Available for Awards.

          (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 225,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. The Company shall at all times keep available the number of Shares to satisfy Awards granted under the Plan.

          (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the interest in the Company represented by the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

          Section 5.  Eligibility.

          (a) Designation of Participants. Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

          (b) Award Limitations Under the Plan. No Eligible Person at the time of grant may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 22,500 Shares, in the aggregate, in any one calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          Section 6.  Awards.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

           (ii) Option Term. The term of each Option shall be fixed by the Committee.

           (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

           (iv) Incentive and Non-Qualified Stock Options. Each Option granted pursuant to the Plan shall specify whether it is an Incentive Stock Option or a Non-qualified Stock Option, provided that the Committee may, in the case of the grant of an Incentive Stock Option, give the Participant the right to receive in its place a Non-qualified Stock Option.

          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

          (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

           (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

           (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive, in whole or in part, any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

          (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

          (e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

          (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

          (g)    General.

           (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

           (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

             (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

             (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate and, at the discretion of the Committee, any Award may be extinguished if the holder of such Award attempts to pledge, alienate, attach or encumber the Award in violation of this Section 6(g)(iv).

             (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

             (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

          Section 7.  Amendment and Termination; Adjustments.

          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

           (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

           (ii) would violate the rules or regulations of the Nasdaq National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

           (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

          (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

          (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          (d) Income Tax Withholding; Tax Bonuses. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

          (j) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions).
The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

          Section 8.  General Provisions.

          (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

          (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws of the State of Colorado, without regard to conflicts of law principles.

          (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          Section 9.  Term of the Plan.

          Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall terminate on the tenth anniversary of the Effective Date. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                                     PROXY
                       COLORADO BUSINESS BANKSHARES, INC.
                                821 17th Street
                             Denver, Colorado 80202
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 19, 2000, hereby appoints Steven Bangert and Jonathan C. Lorenz proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Colorado Business Bankshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Colorado Business Bankshares, Inc. (the "Company") to be held on May 17, 2000 at the Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202 at 8:00 a.m., local time, and any adjournment thereof. Matters 1, 2, 3 and 4 set forth below have been proposed by the Company and matter 5 has been proposed by a shareholder of the Company.

1. ELECTION OF CLASS II DIRECTORS
   [_] FOR Steven Bangert     [_] WITHHOLD AUTHORITY to vote for Steven Bangert
   [_] FOR Noel N. Rothman    [_] WITHHOLD AUTHORITY to vote for Noel N. Rothman
   [_] FOR Timothy J. Travis  [_] WITHHOLD AUTHORITY to vote for Timothy J.
                                  Travis

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS
   [_] FOR the ratification of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.
   [_] ABSTAIN from voting on the ratification of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.
   [_] AGAINST the ratification of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

3.APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN
   [_] FOR the approval of the Employee Stock Purchase Plan.
   [_] ABSTAIN from voting on the approval of the Employee Stock Purchase Plan.
   [_] AGAINST the approval of the Employee Stock Purchase Plan.

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4.APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN
  [_] FOR the approval of the Amendment to the 1998 Stock Incentive Plan.
  [_] ABSTAIN from voting on the approval of the Amendment to the 1998 Stock
      Incentive Plan.
  [_] AGAINST the approval of the Amendment to the 1998 Stock Incentive Plan.

5. RECOMMENDATION TO THE BOARD OF DIRECTORS TO TAKE ACTION TO ELIMINATE THE CLASSES OF THE BOARD OF DIRECTORS AND TO HAVE ALL DIRECTORS ELECTED TO ONE-YEAR TERMS.
   [_] FOR [_] AGAINST [_] ABSTAIN
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 ABOVE AND AGAINST ITEM 5 ABOVE.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

                                                Date:_______________, 2000


                                                __________________________
                                                          Signature

                                                Please sign exactly as your
                                                name appears on the
                                                certificate or certificates
                                                representing shares to be
                                                voted by this proxy, as shown
                                                on the left. Jointly owned
                                                shares will be voted as
                                                directed if one owner signs
                                                unless another owner instructs
                                                to the contrary, in which case
                                                the shares will not be voted.
                                                If signing in a representative
                                                capacity, please indicate
                                                title and authority.